AGREEMENT TO PROVIDE INSURANCE

       Principal       Loan Date         Maturity        Loan No       Call      Collateral       Account       Officer   Initials
     $3,750,000.00     01-11-2000       12/01/2000        9001           C          7380          2999005        79969

      References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:   DYNATRONICS CORPORATION     Lender:   ZIONS FIRST NATIONAL BANK
            7030 PARK CENTRE DRIVE                HEAD OFFICE/COMMERCIAL BANKING
            SALT LAKE CITY, UT 84121              #1 SOUTH MAIN STREET

                            SALT LAKE CITY, UT 84125

INSURANCE REQUIREMENTS.   DYNATRONICS CORPORATION ("Grantor") understands that
insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:     Real Estate at 7030 PARK CENTRE DRIVE, SALT LAKE CITY, UT 84121.
                Type.   Fire and extended coverage.
                Amount.  Full insurable value.
                Basis.  Replacement value.
                Endorsements. Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.

Collateral:     All Inventory.

                Type.  All risks, including fire, theft and liability.
                Amount.  Full insurable value.
                Basis.  Replacement value.
                Endorsements. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for property given as security for this loan is described as follows:

         Real Estate at 7030 PARK CENTRE DRIVE, SALT LAKE CITY, UT 84121.
         Should the Collateral at any time be deemed to be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area and should Federal Flood Insurance covering the Collateral ever become available, Grantor agrees to obtain and maintain Federal Flood Insurance, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required, and to maintain such insurance for the term of the loan.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to purchase and maintain any required flood insurance within 45 days following notice given by Lender.

Additionally, Grantor agrees to deliver to Lender, fifteen (15) days from the date of this Agreement, evidence of all other required insurance as provided above, with an effective date of January 11, 2000, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 11, 2000.

GRANTOR:

DYNATRONICS CORPORATION

By:       /s/ KELVYN H. CULLIMORE, JR.
        -----------------------------------
        KELVYN H. CULLIMORE, JR., PRESIDENT

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




                              FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

DATE:                                     PHONE:
     ------------------------------              -------------------------------

AGENT'S NAME:
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INSURANCE COMPANY:
                  --------------------------------------------------------------
POLICY NUMBER:
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EFFECTIVE DATES:
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COMMENTS:
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LASER PRO, Reg. U.S. Pat. & T.M. Off.., Ver. 3.28 (c) 2000 CFI ProServices, Inc.
All rights reserved. [UT-I10 DYNAT.LN)



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